UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21279
The Merger Fund® VL
(Exact name of registrant as specified in charter)

One Financial Plaza
Hartford, CT 06103

Jennifer Fromm, Esq.
Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
One Financial Plaza
Hartford, CT 06103-2608
(Name and address of agent for service)

Registrant's telephone number, including area code:
(800)-367-5877
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025

Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

The Merger Fund® VL
Class I / MERVX
Annual SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about The Merger Fund® VL (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://www.virtus.com/investor-resources/variable-insurance-fund-documents. You can also request this information by contacting us at 1‑800‑367‑5877.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Merger Fund® VL Class I	$148	1.42%
Portfolio Manager Commentary by Westchester Capital Management LLC
  For the fiscal year ended December 31, 2025, the Fund’s Class I shares at NAV returned 8.54%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, returned 7.30% and the ICE BofA U.S. Treasury Bill 3 Month Index, which serves as the style-specific index, returned 4.18%.
  The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
  The ICE BofA U.S. Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
What factors impacted Fund performance over the reporting period?
The Fund utilizes an actively managed, bottom-up research approach to invest in public mergers, acquisitions, and other corporate reorganizations, focusing on those transactions that the subadviser believes have the highest probability of closing. The subadviser analyzes the difference between each transaction’s offer price and current stock price in an effort to find opportunities to arbitrage, or take advantage of the difference, while also assessing the risks associated with each investment. The subadviser calculates the potential gains, losses, and timeline to completion to determine the fair value of each trade. Unlike traditional investing, in which performance outcomes can depend upon overall market conditions, the performance of the Fund is expected to be primarily determined by the outcome of the individual investments, which are typically dependent upon specific, catalyst-focused events, with clear timelines and expected returns. Accordingly, the subadviser seeks to avoid transactions believed to have low odds of deal completion or that are not adequately compensating investors for the transaction and timing risk. The Fund also invests in special purpose acquisition companies (SPACs), which are trusts created by a sponsor to seek potential acquisition or merger targets. The Fund seeks to buy SPACs at a discount to trust value and earn interest on the money until exiting the position. The biggest contributors to performance for the 12-month period were SPACs, Hess/Chevron, United States Steel/Nippon Steel, Frontier Communications/Verizon Communications, and Mr. Cooper/Rocket Cos. The biggest detractors from performance during the period were Macro Portfolio Hedge, Endeavor Group Holdings/Silver Lake Management, TaskUS/Blackstone, TEGNA/Nexstar Media Group, and CSX. The following table outlines key factors that materially affected the Fund’s performance during the reporting period.
FACTOR	IMPACT	SUMMARY
SPACs	Positive	SPACs made a positive contribution to Fund performance throughout 2025, largely due to accretion in the values of these trusts. SPACs also benefited from investor enthusiasm for companies that were targets for their acquisitions. As deals were announced and SPACs traded higher, the Fund sold certain positions and realized significant gains.

Hess/Chevron	Positive	The transaction, valued at $53 billion, was completed in July 2025.
Macro Portfolio Hedge	Negative	The Fund seeks to buffer market volatility and its impact on arbitrage spreads using a hedging strategy. Spreads tend to react negatively to major market selloffs. In April 2025, during the market’s drawdown due to tariff announcements, the performance of the Fund was essentially flat even though many spreads widened. Though the strategy is designed to mitigate downside risk, it detracted from relative performance amid the meteoric rise of the S&P 500® Index in 2025.

Endeavor Group Holdings/Silver Lake Management	Negative	While the transaction closed earlier in 2025, the Fund is participating in an appraisal action in the Delaware courts, contending that the deal price unfairly advantaged Silver Lake and underpaid shareholders. During the pending case, the Fund accrues the risk-free rate of interest plus statutory interest, which is additional interest allowed by law for unpaid debts or judgments. While market pricing of the combined company reflects a loss for the year, we believe the Fund will recover those losses and achieve gains once the matter resolves.
The preceding information is the opinion of portfolio management only through the end of the period stated. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
How has the Fund historically performed?
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of Class I shares. It assumes a $100,000 initial investment at the beginning of the first fiscal year, in appropriate broad-based securities market and style-specific indexes for the same period. Performance assumes reinvestment of dividends and capital gain distributions.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS for periods ended 12/31/25	1 Year	5 Years	10 Years
The Merger Fund® VL (Class I/MERVX) at NAV(1)	8.54%	3.64%	4.37%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	2.01%
ICE BofA U.S. Treasury Bill 3 Month Index	4.18%	3.17%	2.18%
(1)	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The above table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current performance may be lower or higher than the performance data quoted. Please visit https://www.virtus.com/mutual-funds-monthly-performance for performance data current to the most recent month end. Average annual total return is the annual compound return for the indicated period and reflects the change in share price and the reinvestment of all dividends and capital gains.

KEY FUND STATISTICS (as of December 31, 2025)
Fund net assets (‘000s)	$24,490
Total number of portfolio holdings	49
Total number of deals	42
Total advisory fee paid (‘000s)	$185
Portfolio turnover rate as of the end of the reporting period	173%

DEAL COMPOSITION
Type of Buyer
Strategic	78.9%
Financial	21.1%
By Deal Type
Friendly	100.0%
Deal Terms*
Cash	82.9%
Cash and Stock	9.7%
Stock with Fixed Exchange Ratio	7.1%
Undetermined	0.3%
*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2025.

Asset Allocation(1)
Communication Services	36%
Industrials	18
Information Technology	15
Financials	12
Health Care	9
Materials	7
Energy	2
Consumer Staples	1
Total	100%
(1)	Percentage of total investments as of December 31, 2025.
Where can I find more information?
For more information about the Fund including its Prospectuses (Summary and Statutory), Statement of Additional Information, Financial Statements & Other Information, Fund holdings, and proxy voting information, please contact us at 1-800-243-1574, or visit https://www.virtus.com/investor-resources/variable-insurance-fund-documents.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent or request additional copies by calling Mutual Fund Services at 1-800-367-5877.
8107
The Merger Fund® VL

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,911 for 2025 and $43,911 for 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,767 for 2025 and $1,533 for 2024. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,731 for 2025 and $7,161 for 2024.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2024.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of The Merger Fund® VL (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the

Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,498 for 2025 and $8,694 for 2024.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Disclosure not required for open-end management investment companies.

Item 6. Investments.

(a)	Refer to Item 7(a).

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) and (b): The registrant’s (annual) financial statements and financial highlights are as follows:

ANNUAL FINANCIALS (FORM N-CSR Item 7-11)
The Merger Fund® VL
December 31, 2025

The Merger Fund® VL
Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents
The Merger Fund® VL
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at
https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

THE MERGER FUND® VL
KEY INVESTMENT TERMS (Unaudited)
December 31, 2025
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Leveraged Loans
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
Master Limited Partnerships (“MLPs”)
Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an
MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.
Overnight Bank Funding Rate (“OBFR”)
The overnight bank funding rate is a measure of wholesale, unsecured, overnight bank funding costs. It is calculated using federal funds transactions, certain Eurodollar transactions, and certain domestic deposit transactions.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Public Limited Company (“plc”)
A public limited company is a type of public company allowed to offer its shares to the public and is listed on a stock exchange. This designation is used in the United Kingdom.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Standard & Poor’s Depositary Receipt (“SPDR®”)
A portfolio of stocks tracking an index, commonly held by ETFs that offer investors a manner in which to experience the investment performance of the index without owning each individual security.
Special Purpose Acquisition Company (“SPAC”)
A SPAC is a company that has no commercial operations and is formed strictly to raise capital through an initial public offering for the purpose of acquiring or merging with an existing company.

The Merger Fund® VL
SCHEDULE OF INVESTMENTS
December 31, 2025
($ reported in thousands)

	Par Value(1)	Value
Convertible Bonds and Notes—1.8%
Health Care—0.6%
Exact Sciences Corp. 144A 2.000%, 3/1/30(2)	$100	$138
Information Technology—1.2%
Dye & Durham Ltd. 144A 3.750%, 3/1/26(2)	435 CAD	296
Total Convertible Bonds and Notes (Identified Cost $450)		434

Corporate Bonds and Notes—3.8%
Communication Services—0.7%
EchoStar Corp. 10.750%, 11/30/29	129	143
TEGNA, Inc. 5.000%, 9/15/29	43	42
		185

Energy—0.9%
Calumet Specialty Products Partners LP 144A 11.000%, 4/15/26(2)	223	224
Financials—1.6%
Frontier Communications Holdings LLC
5.875%, 11/1/29	106	107
144A 6.000%, 1/15/30(2)	216	220
Mobius Merger Sub, Inc. 144A 9.000%, 6/1/30(2)	13	9
Permian Resources Operating LLC 144A 8.000%, 4/15/27(2)	51	52
		388

Information Technology—0.2%
CommScope LLC 144A 7.125%, 7/1/28(2)	50	50
Materials—0.4%
Big River Steel LLC 144A 6.625%, 1/31/29(2)	93	94
Total Corporate Bonds and Notes (Identified Cost $931)		941

Leveraged Loans—3.6%
Media / Telecom - Telecommunications—2.7%
Lumen Technologies, Inc.
Tranche B-1 (1 month Term SOFR + 2.464%) 6.181%, 4/16/29(3)	114	113
Tranche B-2 (1 month Term SOFR + 2.464%) 6.181%, 4/15/30(3)	491	488
	Par Value(1)	Value

Media / Telecom - Telecommunications—continued
Syniverse Holdings, Inc. (2 month Term SOFR + 7.000%) 10.672%, 5/13/27(3)	$68	$65
		666

Media / Telecom - Wireless Communications—0.9%
Commscope, Inc. (1 month Term SOFR + 4.750%) 8.466%, 12/17/29(3)	216	216
Total Leveraged Loans (Identified Cost $889)		882

	Shares
Preferred Stock—0.0%
Real Estate—0.0%
City Office REIT, Inc. Series A, 6.625%	50	1
Total Preferred Stock (Identified Cost $1)		1

Common Stocks—53.0%
Communication Services—21.0%
Electronic Arts, Inc.(4)	5,217	1,066
Endeavor Group Holdings, Inc. Class A (5)(6)(7)	56,060	1,697
Frontier Communications Parent, Inc.(4)(6)	28,275	1,076
GCI Liberty, Inc. Escrow Share(5)(6)	1,015	— (8)
Liberty Broadband Corp. Class A(6)	4,681	226
TEGNA, Inc.	10,801	210
Warner Bros Discovery, Inc.(6)	30,425	877
		5,152

Consumer Staples—0.5%
CN Healthy Food Tech Group Corp.(6)	465	3
Kenvue, Inc.	300	5
TreeHouse Foods, Inc.(6)	4,643	109
		117

Financials—5.0%
Acropolis Infrastructure(5)(6)	3,967	—
Brighthouse Financial, Inc.(6)	265	17
Cadence Bank	2,832	121
Cantaloupe, Inc.(6)	12,155	129
Comerica, Inc.	6,186	538
ProAssurance Corp.(6)	17,494	423
	Shares	Value

Financials—continued
Zalatoris Acquisition Corp.(5)(6)	3,001	$—
		1,228

Health Care—5.9%
Avidity Biosciences, Inc.(6)	8,305	599
Exact Sciences Corp.(6)	6,500	660
Hologic, Inc.(6)	2,637	196
Inhibrx, Inc.(6)	2,449	3
		1,458

Industrials—10.4%
Air Lease Corp. Class A	2,876	185
Chart Industries, Inc.(4)(6)	4,687	967
Dayforce, Inc.(6)	4,721	326
Norfolk Southern Corp.	3,453	997
TaskUS, Inc. Class A(6)	5,158	61
		2,536

Information Technology—5.4%
Confluent, Inc. Class A(6)	7,185	217
CyberArk Software Ltd.(4)(6)	2,469	1,102
		1,319

Materials—4.8%
New Gold, Inc.(6)	24,219	211
Sealed Air Corp.	7,473	309
Teck Resources Ltd. Class B	13,670	655
		1,175

Total Common Stocks (Identified Cost $12,508)		12,985

Rights—0.2%
Financials—0.1%
Aimei Health Technology Co., Ltd., 11/17/28(6)	3,362	1
Axiom Intelligence Acquisition Corp. 1, 10/20/30(6)	1,467	— (8)
Bayview Acquisition Corp., 11/30/28(6)	2,923	1
BEST SPAC I Acquisition Corp., 02/01/30(6)	418	— (8)
Black Hawk Acquisition Corp., 12/31/26(6)	120	— (8)
Cayson Acquisition Corp., 04/30/26(6)	1,811	1 (8)
Crane Harbor Acquisition Corp., 04/17/30(6)	2,546	2
DT Cloud Acquisition Corp., 02/14/29(6)	1,554	— (8)
EGH Acquisition Corp., 03/31/30(6)	635	— (8)
Emmis Acquisition Corp., 09/26/30(6)	1,461	— (8)
ESH Acquisition Corp., 12/31/39(6)	3,862	1
IB Acquisition Corp., 09/28/26(6)	4,303	— (8)
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025
($ reported in thousands)
	Shares	Value

Financials—continued
Jackson Acquisition Co. II, 12/31/99(6)	10,834	$3
Jena Acquisition Corp. II, 03/31/30(6)	3,373	1
K&F Growth Acquisition Corp. II, 08/29/31(6)	2,148	— (8)
Kochav Defense Acquisition Corp. Class R, 05/21/30(6)	9,640	2
Lakeshore Acquisition III Corp., (6)	3,704	1
Mountain Lake Acquisition Corp., 12/31/26(6)	8,630	2
Oyster Enterprises II Acquisition Corp., 03/31/30(6)	6,925	1
Pantages Capital Acquisition Corp., 12/31/26(6)	5,037	1
Pershing Tontine Spar, 09/29/33(5)(6)	1,848	1
Sizzle Acquisition Corp. II, (6)	9,423	2
Soulpower Acquisition Corp., 12/31/49(6)	6,804	1
Spring Valley Acquisition Corp. II, 02/25/26(6)	648	— (8)
Tavia Acquisition Corp., 11/26/29(6)	5,000	1
Thayer Ventures Acquisition Corp. II, 05/15/30(6)	2,371	1
UY Scuti Acquisition Corp., 03/03/30(6)	3,005	1
Wintergreen Acquisition Corp., 12/18/26(6)	38	— (8)
		24

Health Care—0.1%
ABIOMED, Inc., 12/31/49(5)(6)	814	1
Akouos, Inc., 12/31/49(5)(6)	4,144	3
Bristol-Myers Squibb Co., 12/31/35(5)(6)	6,945	10
		14

Total Rights (Identified Cost $18)		38

Warrants—0.1%
Consumer Staples—0.0%
CN Healthy Food Tech Group Corp., 02/16/29(6)	2,326	— (8)
Financials—0.1%
26 Capital Acquisition Corp., 12/31/27(5)(6)	900	—
Agriculture & Natural Solutions Acquisition Corp., 12/31/28(6)	1,654	1
Alchemy Investments Acquisition Corp. 1, 06/26/28(6)	2,148	— (8)
Aldel Financial II, Inc., 10/10/29(6)	3,734	2
	Shares	Value

Financials—continued
AltEnergy Acquisition Corp., 11/10/28(6)	800	$— (8)
Archimedes Tech SPAC Partners II Co., 04/02/30(6)	1,297	1
Armada Acquisition Corp. II, 05/20/30(6)	1,095	1
Berto Acquisition Corp., 04/28/30(6)	321	— (8)
Cartesian Growth Corp. II, 07/12/28(6)	873	— (8)
Cartesian Growth Corp. III, 03/06/30(6)	605	1
Centurion Acquisition Corp., 08/01/29(6)	626	— (8)
Copley Acquisition Corp., 05/23/30(6)	3,573	1
Corner Growth Acquisition Corp., 12/31/27(5)(6)	895	—
Dune Acquisition Corp. II, 06/12/30(6)	4,050	1
Fact II Acquisition Corp., 12/20/29(6)	2,548	1
Gesher Acquisition Corp. II, 03/12/30(6)	1,041	— (8)
Goal Acquisitions Corp., 02/11/26(6)	8,032	— (8)
Gores Holdings X, Inc., 06/20/31(6)	1,091	1
Graf Global Corp., 08/07/29(6)	1,202	1
Keen Vision Acquisition Corp., 09/15/28(6)	6,597	— (8)
Launch Two Acquisition Corp., 11/26/29(6)	1,573	1
Lightwave Acquisition Corp., 06/24/30(6)	2,065	— (8)
Live Oak Acquisition Corp. V, 04/17/30(6)	940	1
New Providence Acquisition Corp. III, 04/24/30(6)	3,638	2
Newbury Street II Acquisition Corp., 12/29/29(6)	2,521	1
NewHold Investment Corp. III, 04/17/30(6)	896	— (8)
Roman DBDR Acquisition Corp. II, 02/03/30(6)	1,705	1
SIM Acquisition Corp. I, 08/28/29(6)	1,902	— (8)
Stellar V Capital Corp., 03/24/30(6)	863	— (8)
Target Global Acquisition I Corp., 12/31/27(6)	1,600	— (8)
Titan Acquisition Corp., 06/02/30(6)	6,282	2
Voyager Acquisition Corp., 05/16/31(6)	2,090	— (8)
		19

Health Care—0.0%
Tevogen Bio Holdings, Inc., 11/04/26(6)	1,068	— (8)
	Shares	Value

Information Technology—0.0%
iLearningEngines Holdings, Inc., 03/02/26(6)	5,381	$— (8)
LeddarTech Holdings, Inc., 09/21/28(6)	2,213	— (8)
		— (8)

Total Warrants (Identified Cost $27)		19

	Shares/Units
Special Purpose Acquisition Companies—27.3%
1RT Acquisition Corp.(6)	226	2
A Paradise Acquisition Corp.(6)	838	9
A Paradise Acquisition Corp. Class A(6)	4,522	45
AA Mission Acquisition Corp. Class A(6)	33,255	355
AA Mission Acquisition Corp. II(6)	4,001	40
Activate Energy Acquisition Corp.(6)	2,897	29
Agriculture & Natural Solutions Acquisition Corp.(6)	24,814	277
AI Infrastructure Acquisition Corp.(6)	3,346	34
AI Infrastructure Acquisition Corp. Class A(6)	2,195	22
American Drive Acquisition Co.(6)	1,319	13
Andretti Acquisition Corp. II Class A(6)	13,560	143
Apex Treasury Corp.(6)	1,258	13
Apex Treasury Corp. Class A(6)	4,174	41
Archimedes Tech SPAC Partners II Co.(6)	7,157	74
Armada Acquisition Corp. II Class A(6)	7,139	73
Axiom Intelligence Acquisition Corp. 1 Class A(6)	5,621	57
Bain Capital GSS Investment Corp.(6)	2,090	21
Berto Acquisition Corp.(6)	3,647	37
BEST SPAC I Acquisition Corp. Class A(6)	418	4
Bitcoin Infrastructure Acquisition Corp., Ltd.(6)	1,822	18
Blue Acquisition Corp.(6)	1,033	11
Blue Acquisition Corp. Class A(6)	2,341	24
Blue Water Acquisition Corp. III(6)	3,350	35
Blue Water Acquisition Corp. III Class A(6)	1,663	17
Bluerock Acquisition Corp.(6)	2,060	21
BTC Development Corp.(6)	418	4
Cal Redwood Acquisition Corp.(6)	1,263	13
Cal Redwood Acquisition Corp. Class A(6)	5,438	55
Calisa Acquisition Corp.(6)	2,472	25
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025
($ reported in thousands)
	Shares/Units	Value
Calisa Acquisition Corp.(6)	132	$1
Cantor Equity Partners I, Inc. Class A(6)	1,059	11
Cantor Equity Partners III, Inc. Class A(6)	419	4
Cantor Equity Partners IV, Inc. Class A(6)	1,659	17
Cantor Equity Partners V, Inc. Class A(6)	3,758	39
Cartesian Growth Corp. III Class A(6)	2,821	29
Cayson Acquisition Corp.(6)	1,811	19
Centurion Acquisition Corp.(6)	8,128	87
ChampionsGate Acquisition Corp.(6)	506	5
Chenghe Acquisition III Co.(6)	2,288	23
Chenghe Acquisition III Co. Class A(6)	17	— (8)
Churchill Capital Corp. IX(6)	942	10
Churchill Capital Corp. XI(6)	440	5
Cohen Circle Acquisition Corp. II(6)	1,764	18
Copley Acquisition Corp. Class A(6)	8,053	82
Crane Harbor Acquisition Corp. Class A(6)	1,302	14
Crane Harbor Acquisition Corp. II(6)	410	4
Crown Reserve Acquisition Corp. I(6)	2,085	21
Crown Reserve Acquisition Corp. I Class A(6)	5,029	50
CSLM Digital Asset Acquisition Corp. III Ltd.(6)	3,325	34
CSLM Digital Asset Acquisition Corp. III Ltd. Class A(6)	3,333	33
D Boral ARC Acquisition I Corp. Class A(6)	8,108	81
Daedalus Special Acquisition Corp.(6)	1,586	16
Drugs Made In America Acquisition II Corp.(6)	4,207	42
Drugs Made In America Acquisition II Corp.(6)	4,141	41
DT Cloud Star Acquisition Corp.(6)	1,025	11
Dune Acquisition Corp. II(6)	6,001	61
Dynamix Corp. III(6)	419	4
EGH Acquisition Corp. Class A(6)	2,729	28
Emmis Acquisition Corp. Class A(6)	1,461	15
EQV Ventures Acquisition Corp. Class A(6)	1,737	18
EQV Ventures Acquisition Corp. II(6)	4,134	41
Eureka Acquisition Corp.(6)	418	5
Fact II Acquisition Corp.(6)	11,340	118
Fifth Era Acquisition Corp. I Class A(6)	717	7
FIGX Capital Acquisition Corp.(6)	712	7
	Shares/Units	Value
FIGX Capital Acquisition Corp. Class A(6)	1,043	$11
Flag Ship Acquisition Corp.(6)	436	5
FutureCrest Acquisition Corp.(6)	83	1
Galata Acquisition Corp. II(6)	1,455	15
Gesher Acquisition Corp. II Class A(6)	2,082	21
GigCapital7 Corp. Class A(6)(9)	4,427	47
GigCapital8 Corp. Class A(6)	9,018	89
Globa Terra Acquisition Corp. Class A(6)	11,391	115
Gores Holdings X, Inc. Class A(6)	4,367	45
GP-Act III Acquisition Corp. Class A(6)	13,490	144
Graf Global Corp. Class A(6)	2,406	26
GSR IV Acquisition Corp.(6)	5,373	55
Harvard Ave Acquisition Corp.(6)	5,017	50
Harvard Ave Acquisition Corp. Class A(6)	1,240	12
Haymaker Acquisition Corp. 4(6)	19,366	220
HCM III Acquisition Corp.(6)	209	2
Highview Merger Corp. Class A(6)	1,419	14
Indigo Acquisition Corp.(6)	2,089	21
Inflection Point Acquisition Corp. IV(6)	759	8
Integrated Wellness Acquisition Corp. Class A(6)	566	7
Iron Horse Acquisition II Corp.(6)	1,319	13
ITHAX Acquisition Corp. III(6)	2,060	21
Jackson Acquisition Co. II Class A(6)	10,834	113
Jena Acquisition Corp. II Class A(6)	7,632	78
K&F Growth Acquisition Corp. II Class A(6)	2,148	22
Kochav Defense Acquisition Corp. Class A(6)	12,089	123
LaFayette Acquisition Corp.(6)	1,690	17
Lake Superior Acquisition Corp.(6)	2,133	22
Lake Superior Acquisition Corp. Class A(6)	1,671	17
Lakeshore Acquisition III Corp.(6)	5,798	59
Launch Two Acquisition Corp. Class A(6)	6,286	66
Launchpad Cadenza Acquisition Corp. I(6)	2,941	29
Leapfrog Acquisition Corp.(6)	959	10
Legato Merger Corp. III(6)	5,402	59
Lightwave Acquisition Corp. Class A(6)	6,220	63
Lionheart Holdings Class A(6)	3,332	36
Live Oak Acquisition Corp. V Class A(6)	4,579	47
M3-Brigade Acquisition VI Corp.(6)	415	4
McKinley Acquisition Corp.(6)	832	8
	Shares/Units	Value
McKinley Acquisition Corp. Class A(6)	2,089	$21
Meshflow Acquisition Corp.(6)	2,888	29
Mountain Lake Acquisition Corp. Class A(6)	7,452	78
New Providence Acquisition Corp. III Class A(6)	10,916	112
Newbury Street II Acquisition Corp. Class A(6)	9,346	98
NewHold Investment Corp. III Class A(6)	4,233	44
NMP Acquisition Corp. Class A(6)	4,148	42
Oak Woods Acquisition Corp. Class A(6)	9,906	120
Origin Investment Corp. I(6)	3,737	38
OTG Acquisition Corp. I(6)	1,039	11
Oxley Bridge Acquisition Ltd.(6)	1,675	17
Oxley Bridge Acquisition Ltd. Class A(6)	7,069	71
Oyster Enterprises II Acquisition Corp. Class A(6)	10,419	105
Pantages Capital Acquisition Corp.(6)	5,037	52
Perimeter Acquisition Corp. I(6)	1,272	14
Pioneer Acquisition I Corp.(6)	7,244	74
Pioneer Acquisition I Corp. Class A(6)	2,866	29
ProCap Acquisition Corp.(6)	581	6
ProCap Acquisition Corp. Class A(6)	2,046	21
Pyrophyte Acquisition Corp. II Class A(6)	2,089	21
Quantumsphere Acquisition Corp.(6)	831	8
Quantumsphere Acquisition Corp.(6)	2,089	21
Quartzsea Acquisition Corp.(6)	963	10
Real Asset Acquisition Corp. Class A(6)	1,874	19
Republic Digital Acquisition Co.(6)	642	7
Ribbon Acquisition Corp.(6)	1,890	20
Rising Dragon Acquisition Corp.(6)	4,842	51
Roman DBDR Acquisition Corp. II(6)	2,106	22
Siddhi Acquisition Corp. Class A(6)	11,711	120
Silicon Valley Acquisition Corp.(6)	1,466	15
Silver Pegasus Acquisition Corp.(6)	1,048	11
Silver Pegasus Acquisition Corp. Class A(6)	2,914	29
Silverbox Corp. IV Class A(6)	2,408	26
SilverBox Corp. V(6)	828	8
SIM Acquisition Corp. I Class A(6)	10,780	114
Sizzle Acquisition Corp. II Class A(6)	13,796	140
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025
($ reported in thousands)
	Shares/Units	Value
Social Commerce Partners Corp.(6)	1,047	$10
Solarius Capital Acquisition Corp. Class A(6)	5,320	53
Soulpower Acquisition Corp. Class A(6)	11,620	118
Spring Valley Acquisition Corp. III(6)	1,655	17
Starry Sea Acquisition Corp.(6)	3,134	31
Stellar V Capital Corp. Class A(6)	1,727	18
StoneBridge Acquisition II Corp. Class A(6)	738	7
Tavia Acquisition Corp.(6)	8,747	91
Thayer Ventures Acquisition Corp. II Class A(6)	4,461	45
Titan Acquisition Corp. Class A(6)	12,564	129
Translational Development Acquisition Corp.(6)	1,637	17
UY Scuti Acquisition Corp.(6)	3,005	31
Vendome Acquisition Corp. I Class A(6)	4,271	43
Viking Acquisition Corp. I(6)	628	6
Vine Hill Capital Investment Corp. Class A(6)	775	8
Voyager Acquisition Corp.(6)	15,231	163
Wen Acquisition Corp.(6)	3,237	33
Wen Acquisition Corp. Class A(6)	434	4
Wintergreen Acquisition Corp.(6)	2,106	21
Total Special Purpose Acquisition Companies (Identified Cost $6,485)		6,697

	Shares
Purchased Options—0.0%
(See open purchased options schedule)
Total Purchased Options (Premiums Paid $40)		1

Escrow Notes—1.9%
Financials—1.9%
Altaba, Inc. Escrow(6)	348,047	470
Pershing Square Escrow(5)(6)	7,392	—
		470

Total Escrow Notes (Identified Cost $162)		470

Total Long-Term Investments—91.7% (Identified Cost $21,511)		22,468

	Shares	Value

Short-Term Investment—2.0%
Money Market Mutual Fund—2.0%
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Standard Shares (seven-day effective yield 3.630%)(10)	475,547	$476
Total Short-Term Investment (Identified Cost $476)		476

Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 3.651%)(10)(11)	32,249	32
Total Securities Lending Collateral (Identified Cost $32)		32

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND WRITTEN OPTIONS—93.8% (Identified Cost $22,019)		22,976

Securities Sold Short—(1.2)%

Common Stocks—(1.2)%
Industrials—(0.0)%
Union Pacific Corp.	(74)	(17)
Information Technology—(0.3)%
Palo Alto Networks, Inc.(6)	(391)	(72)
Materials—(0.9)%
Coeur Mining, Inc.(6)	(12,006)	(214)
Total Securities Sold Short (Identified Proceeds $(273))		(303)

Written Options—(0.6)%
(See open written options schedule)
Total Written Options (Premiums Received $94)		(148)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS—92.0% (Identified Cost $21,652)		$22,525
Other assets and liabilities, net—8.0%		1,965
NET ASSETS—100.0%		$24,490

Abbreviations:
ETF	Exchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
OBFR	Overnight Bank Funding Rate
plc	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate
SPAC	Special Purpose Acquisition Company
SPDR	S&P Depositary Receipt

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)
Security exempt from registration under
Rule 144A of the Securities Act of 1933. These
securities may be resold in transactions exempt
from registration, normally to qualified
institutional buyers. At December 31, 2025, these
securities amounted to a value of $1,083 or 4.4%
of net assets.

(3)
Variable rate security. Rate disclosed is as of
December 31, 2025. Information in parenthesis
represents benchmark and reference rate for each
security. Certain variable rate securities are not
based on a published reference rate and spread
but are determined by the issuer or agent and are
based on current market conditions, or, for
mortgage-backed securities, are impacted by the
individual mortgages which are paying off over
time. These securities do not indicate a reference
rate and spread in their descriptions.

(4)	All or a portion of the shares have been committed as collateral for open securities sold short and written option contracts. The value of securities segregated as collateral is $2,807.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)
Delisted security. As of December 31, 2025, the
common stock is classified as a Level 3
investment due to the absence of observable
market inputs and had a cost of $1,533 and its
market value represents 6.9% of total net assets.
The security was delisted on March 24, 2025 and
is currently subject to appraisal rights proceedings
in connection with an acquisition. Due to the
uncertainty of fair valuation in the absence of an
active market and the pending legal proceedings,
the fair value of the security may differ materially
from the presented estimated fair value.

(8)	Amount is less than $500 (not in thousands).
(9)	All or a portion of security is on loan.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 1.
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025
($ reported in thousands)
(11)	Represents security purchased with cash collateral received for securities on loan.

Counterparties:
BAML	Bank of America-Merrill Lynch
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
CAD	Canadian Dollar
GBP	United Kingdom Pound Sterling
HKD	Hong Kong Dollar
USD	United States Dollar

Country Weightings (Unaudited)†
United States	60%
Cayman Islands	29
Israel	5
Canada	5
Virgin Islands(British)	1
Total	100%
†% of total investments, net of securities sold short and written options, as of December 31, 2025.

Open purchased options contracts as of December 31, 2025 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options(2)
Kenvue, Inc.	3	$4	$13.00	02/20/26	$— (3)
SPDR S&P 500® ETF Trust	19	1,206	635.00	01/16/26	1
Teck Resources Ltd.	106	382	36.00	01/16/26	— (3)
Warner Bros Discovery, Inc.	26	46	17.50	01/16/26	— (3)
Total Purchased Options					$1
Footnote Legend:
(1) Strike price not reported in thousands.
(2) Unless otherwise noted, options are exchange-traded.
(3) Amount is less than $500 (not in thousands).

Open written options contracts as of December 31, 2025 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Air Lease Corp.	(17)	$(111)	$65.00	02/20/26	$(— ) (3)
Electronic Arts, Inc.	(2)	(42)	210.00	03/20/26	(— ) (3)
Electronic Arts, Inc.	(1)	(21)	210.00	06/18/26	(— ) (3)
Exact Sciences Corp.	(11)	(116)	105.00	01/16/26	(— ) (3)
Kenvue, Inc.	(3)	(5)	16.00	02/20/26	(— ) (3)
SPDR S&P 500® ETF Trust	(10)	(690)	690.00	01/16/26	(4)
Teck Resources Ltd.	(106)	(413)	39.00	01/16/26	(92)
Warner Bros Discovery, Inc.	(24)	(72)	30.00	02/20/26	(2)
Warner Bros Discovery, Inc.	(64)	(166)	26.00	02/20/26	(22)
Warner Bros Discovery, Inc.	(40)	(108)	27.00	02/20/26	(11)
Warner Bros Discovery, Inc.	(16)	(43)	27.00	03/20/26	(5)
Warner Bros Discovery, Inc.	(107)	(321)	30.00	03/20/26	(12)
					(148)
Put Option(2)
SPDR S&P 500® ETF Trust	(12)	(714)	595.00	01/16/26	(— ) (3)
Total Written Options					$(148)

Footnote Legend:
(1) Strike price not reported in thousands.
(2) Unless otherwise noted, options are exchange-traded.
(3) Amount is less than $500 (not in thousands).

See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025
($ reported in thousands)
Forward foreign currency exchange contracts as of December 31, 2025 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
HKD	47	USD	6	JPM	03/17/26	$—	$— (1)
USD	382	GBP	286	GS	03/04/26	—	(3)
USD	151	HKD	1,172	JPM	03/17/26	— (1)	—
USD	317	CAD	435	JPM	03/18/26	—	(1)
Total						$— (1)	$(4)

Footnote Legend:
(1)	Amount is less than $500 (not in thousands).

Over-the-counter total return swaps outstanding as of December 31, 2025 were as follows:
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value(2)	Unrealized Appreciation	Unrealized Depreciation
Long Total Return Swap Contracts
Bristol-Myers Squibb Co.(3),(4)	Pay	6.070% (0.750% + OBFR)	1 Month	BAML	03/03/26	$— (5)	$7	$7	$—
Confluent, Inc. Class A	Pay	4.020% (0.380% + OBFR)	3 Month	JPM	01/11/27	446	4	4	—
Cyberark Software Ltd.	Pay	4.020% (0.380% + OBFR)	3 Month	JPM	10/19/26	303	(25)	—	(25)
Dayforce, Inc.	Pay	4.250% (0.610% + OBFR)	1 Month	GS	12/21/26	369	1	1	—
Dayforce, Inc.	Pay	4.020% (0.380% + OBFR)	3 Month	JPM	12/21/26	369	— (5)	— (5)	—
Hang Seng Bank Ltd.	Pay	4.190% (0.550% + OBFR)	3 Month	JPM	12/17/26	142	1	1	—
Just Group plc	Pay	4.490% (0.850% + OBFR)	1 Month	GS	09/03/26	368	10	10	—
							(2)	23	(25)
Short Total Return Swap Contracts
Anglo American plc	Receive	3.290% ((0.350)% + OBFR)	1 Month	GS	10/28/26	(42)	(2)	—	(2)
Anglo American plc	Receive	3.290% ((0.350)% + OBFR)	3 Month	JPM	12/21/26	(109)	(15)	—	(15)
Charter Communications, Inc.	Receive	3.290% ((0.350)% + OBFR)	1 Month	GS	11/30/26	(271)	41	41	—
Fifth Third Bancorp	Receive	3.390% ((0.250)% + OBFR)	3 Month	JPM	01/19/27	(556)	12	12	—
Huntington Bancshares, Inc.	Receive	3.390% ((0.250)% + OBFR)	3 Month	JPM	01/15/27	(126)	3	3	—
Palo Alto Networks, Inc.	Receive	3.290% ((0.350)% + OBFR)	1 Month	GS	12/01/26	(1,416)	237	237	—
Union Pacific Corp.	Receive	3.290% ((0.350)% + OBFR)	1 Month	GS	12/29/26	(533)	2	2	—
Union Pacific Corp.	Receive	3.390% ((0.250)% + OBFR)	3 Month	JPM	10/26/26	(241)	(10)	—	(10)
							268	295	(27)
Total							$266	$318	$(52)

Footnote Legend:
(1)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
(2)	There were no upfront premiums paid or received for the open swap contracts held.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.
(5)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$434	$—	$434	$—
Corporate Bonds and Notes	941	—	941	—
Leveraged Loans	882	—	882	—
Equity Securities:
Preferred Stock	1	1	—	—
Common Stocks	12,985	11,282	6	1,697 (1)
Rights	38	23	—	15
Warrants	19	19	—	— (1)
Special Purpose Acquisition Companies	6,697	6,628	69	—
Escrow Notes	470	—	470	— (1)
Money Market Mutual Fund	476	476	—	—
Securities Lending Collateral	32	32	—	—
Other Financial Instruments:
Purchased Options	1	1	—	—
Forward Foreign Currency Exchange Contracts*	— (2)	—	— (2)	—
Over-the-Counter Total Return Swaps*	318	—	311	7
Total Assets	23,294	18,462	3,113	1,719
Liabilities:
Securities Sold Short:
Common Stocks	(303)	(303)	—	—
Other Financial Instruments:
Written Options	(148)	(56)	(92)	—
Forward Foreign Currency Exchange Contracts*	(4)	—	(4)	—
Over-the-Counter Total Return Swaps*	(52)	—	(52)	—
Total Liabilities	(507)	(359)	(148)	—
Total Investments, Net of Securities Sold Short and Written Options	$22,787	$18,103	$2,965	$1,719

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500 (not in thousands).
*	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty.
Security held by the Fund with an end of period value of $1,697 was transferred from Level 1 to Level 3 due to a market delisting at period end.
Securities held by the Fund with an end of period value of $—(a) were transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
(a) Amount is less than $500 (not in thousands)
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common stock	Rights	Warrants	Escrow Notes	Over-the-Counter Total Return Swaps
Investments in Securities
Balance as of December 31, 2024:	$18	$— (a)	$13	$—	$— (a)	$5
Net change in unrealized appreciation (depreciation)(b)	4	— (c)	2	—	—	2
Purchases	— (c)	— (c)	—	—	—	—
Transfers into Level 3(d)	1,697	1,697	—	—	—	—
Balance as of December 31, 2025	$1,719	$1,697 (a)	$15	$— (a)	$— (a)	$7
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at December 31, 2025, was $(52).
(c) Amount is less than $500 (not in thousands).
(d) Transfers into and/or from represent the ending value as of December 31, 2025, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2025:
Investments in Securities – Assets	Ending Balance at December 31, 2025	Valuation Technique Used	Unobservable Inputs	Input Values	Impact to Valuation from an Increase in Unobservable Inputs(a)
Common Stock:
Endeavor Group Holdings, Inc. Class A	$1,697	Market Approach	Spread (parent and subsidiary ownership)	8.1015 (6.8131 - 8.9796)	Decrease

(a) A significant change in unobservable inputs could result in a significantly higher or lower fair value.
See Notes to Financial Statements

THE MERGER FUND® VL
STATEMENT OF ASSETS AND LIABILITIES (FORM N-CSR ITEM 7)
December 31, 2025
(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(2)	$22,976
Foreign currency at value(3)	10
Cash	512
Cash pledged as collateral for derivatives and securities sold short	1,379
Over-the-counter swaps at value	318
Unrealized appreciation on forward foreign currency exchange contracts	— (a)
Receivables
Investment securities sold	23
Dividends and interest	31
Tax reclaims	3
Securities lending income	— (a)
Other assets	1
Total assets	25,253
Liabilities
Due to broker	— (a)
Written options at value(4)	148
Securities sold short at value(5)	303
Over-the-counter swaps at value	52
Unrealized depreciation on forward foreign currency exchange contracts	4
Payables
Fund shares repurchased	5
Investment securities purchased	82
Collateral on securities loaned	32
Investment advisory fees	24
Administration and accounting fees	23
Transfer agent and sub-transfer agent fees and expenses	— (a)
Professional fees	53
Trustee deferred compensation plan	1
Interest expense and/or commitment fees	— (a)
Other accrued expenses	36
Total liabilities	763
Commitments and contingencies (Note 4D)	—
Net Assets	$24,490
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$22,694
Accumulated earnings (loss)	1,796
Net Assets	$24,490
Net Assets:
Class I	$24,490
Shares Outstanding (unlimited number of shares authorized, no par value):
Class I	2,165,907
Net Asset Value and Redemption Price Per Share:(b)
Class I	$11.31
(1) Investment in securities at cost	$22,019
(2) Market value of securities on loan	$32
(3) Foreign currency at cost	$10
(4) Written options premiums received	$94
(5) Securities sold short proceeds	$273

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

THE MERGER FUND® VL
STATEMENT OF OPERATIONS (FORM N-CSR ITEM 7)
YEAR ENDED December 31, 2025
($ reported in thousands)

Investment Income
Dividends	$280
Interest	225
Securities lending, net of fees	1
Foreign taxes withheld	(1)
Total investment income	505
Expenses
Investment advisory fees	305
Administration and accounting fees	52
Transfer agent fees and expenses	— (a)
Custodian fees	6
Printing fees and expenses	17
Professional fees	60
Interest expense and/or commitment fees	— (a)
Trustees’ fees and expenses	2
Miscellaneous expenses	21
Total expenses	463
Dividend and interest expense on securities sold short	2
Total expenses, including dividend and interest expense on securities sold short	465
Less net expenses reimbursed and/or waived by investment adviser(1)	(120)
Net expenses	345
Net investment income (loss)	160
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	947
Securities sold short	(667)
Foreign currency transactions	2
Forward foreign currency exchange contracts	(4)
Written options	(257)
Swaps	1,064
Net change in unrealized appreciation (depreciation) on:
Investments	1,040
Securities sold short	(52)
Foreign currency transactions	1
Forward foreign currency exchange contracts	(70)
Written options	(67)
Swaps	(101)
Net realized and unrealized gain (loss) on investments	1,836
Net increase (decrease) in net assets resulting from operations	$1,996

(a)	Amount is less than $500 (not in thousands).
(1)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

THE MERGER FUND® VL
STATEMENTS OF CHANGES IN NET ASSETS (FORM N-CSR ITEM 7)
($ reported in thousands)

	Year Ended December 31, 2025	Year Ended December 31, 2024
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$160	$309
Net realized gain (loss)	1,085	1,211
Net change in unrealized appreciation (depreciation)	751	(378)
Increase (decrease) in net assets resulting from operations	1,996	1,142
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class I	(1,795)	(880)
Total dividends and distributions to shareholders	(1,795)	(880)
Change in Net Assets from Capital Transactions
Shares sold:
Class I (156,524 and 158,364 shares, respectively)	1,828	1,783
Reinvestment of distributions:
Class I (159,272 and 78,924 shares, respectively)	1,795	880
Shares repurchased:
Class I ((1,036,898) and (501,243) shares, respectively)	(11,770)	(5,652)
Increase (decrease) in net assets from capital transactions	(8,147)	(2,989)
Net increase (decrease) in net assets	(7,946)	(2,727)
Net Assets
Beginning of period	32,436	35,163
End of Period	$24,490	$32,436
See Notes to Financial Statements

THE MERGER FUND® VL
FINANCIAL HIGHLIGHTS (FORM N-CSR ITEM 7)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)	Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)	Portfolio Turnover Rate

Class I
1/1/25 to 12/31/25	$11.24	0.08	0.88	0.96	(0.51)	(0.38)	(0.89)	0.07	$11.31	8.54%	$24,490	1.42% (6)(7)	1.91%	0.65%	173%
1/1/24 to 12/31/24	11.16	0.10	0.29	0.39	(0.19)	(0.12)	(0.31)	0.08	11.24	3.53	32,436	1.51 (6)	1.77	0.92	178
1/1/23 to 12/31/23	11.69	(0.02)	0.52	0.50	(0.21)	(0.82)	(1.03)	(0.53)	11.16	4.34	35,163	1.59 (6)	1.94	(0.20)	222
1/1/22 to 12/31/22	11.77	(0.02)	0.12	0.10	(0.18)	—	(0.18)	(0.08)	11.69	0.88	48,602	1.49 (6)	1.65	(0.14)	191
1/1/21 to 12/31/21	12.21	(0.07)	0.20	0.13	—	(0.57)	(0.57)	(0.44)	11.77	1.08	54,129	1.51 (6)	1.91	(0.57)	164

Footnote Legend
(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)
Total Return is calculated based on the NAV at which shareholder transactions were processed, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report.

(4)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(5)	Net investment income ratios do not reflect the proportionate share of income and expenses of the underlying funds in which the fund invests.
(6)
Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets was 1.41% for the year ended December 31, 2025, and 1.40% for the years ended December 31, 2024, 2023, 2022 and 2021.

(7)	Ratio of net expenses excluding extraordinary legal expenses to average net assets was 1.41% for the year ended December 31, 2025.
See Notes to Financial Statements

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS
December 31, 2025
Note 1. Organization
The Merger Fund® VL (the “Fund”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund was formed on November 22, 2002, and commenced operations on May 26, 2004.
The Fund has a distinct investment objective and is diversified. There is no guarantee that the Fund will achieve its objective.
The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.
The Fund offers Class I shares.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.
Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –  prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.
Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.
Income Taxes
It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may invest in securities of foreign issuers which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
For the year ended December 31, 2025, the Fund did not incur a material income tax expense. Accordingly, the disclosures required by FASB Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Codification Topic 740) – Improvements to Income Tax Disclosures, are not applicable or are not material to the Fund.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.
Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.
Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.
Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Fund bifurcates that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.
Short Sales
The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.
In addition, in accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend and interest expense on securities sold short” on the Statement of Operations.
H.
Convertible Securities
The Fund may invest a portion of its assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Fund is exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
I.
Private Investment in a Public Equity (“PIPE”) with SPAC
The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity (“PIPE”), including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. PIPEs are valued based upon valuations of the underlying SPACs.
At year ended December 31, 2025, the Fund had no commitments to purchase when-issued securities through PIPE transactions with SPACs.
J.
Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
The Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.
Warrants
The Fund may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.
Securities Lending
The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York (“BNY”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNY for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2025, the securities loaned were subject to a MSLA on a net payment basis as follows:
Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
$32	$32	$ —

(1)
Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2025 for the Fund:
Investment of Cash Collateral	Overnight and Continuous
Money Market Mutual Fund	$32
M.
Segment Reporting
Accounting Standards Codification (“ASC”) 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Fund has adopted FASB ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess its performance. The Fund is organized as a Trust, which is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of the Trust’s Board of Trustees, the Fund’s Adviser acts as the Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
A.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Cash deposited is recorded on the Statement of Assets and Liabilities as “Cash pledged as collateral for derivatives and securities sold short.”
During the year ended December 31, 2025, the Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk).
Forward foreign currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
B.
Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write both put and call options on portfolio securities. When doing so, the Fund is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/ currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the year ended December 31, 2025, the Fund invested in writing put/call options and buying put/call options for various purposes, including for investment purposes and as a means to hedge other investments.
C.
Swaps
The Fund may enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Over-the-counter swaps at value” for OTC swaps and as “Variation margin receivable/payable on cleared swaps” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Over-the-counter swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Cash pledged as collateral for derivatives and securities sold short.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).
The Fund may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.
During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.
The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).
During the year ended December 31, 2025, the Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios and to obtain long or short exposure to the underlying reference instrument. At December 31, 2025, the Fund did not hold swap baskets.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities at December 31, 2025:
Statement Line Description	Primary Risk
Asset Derivatives
Purchased options at value(1)	Equity contracts	$1
Over-the-counter swap at value(2)	Equity contracts	318
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	— (a)
Total Assets		$319
Liability Derivatives
Over-the-counter swap at value(2)	Equity contracts	$(52)
Written options at value	Equity contracts	(148)
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	(4)
Total Liabilities		$(204)

(a)	Amount is less than $500 (not in thousands).
(1)	Amount included in Investment in securities at value.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
(2)
Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is shown in the Statement of Assets and Liabilities for centrally cleared swap contracts. For OTC swap contracts, the value (including premiums) at
December 31, 2025 is shown in the Statement of Assets and Liabilities.

The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Operations for the year ended December 31, 2025:
Statement Line Description	Primary Risk
Net Realized Gain (Loss) from
Purchased options(1)	Equity contracts	$11
Written options	Equity contracts	(257)
Forward foreign currency exchange contracts	Foreign currency contracts	(4)
Swaps	Equity contracts	1,064
Total		$814
Net Change in Unrealized Appreciation (Depreciation) on
Purchased options(2)	Equity contracts	$(53)
Written options	Equity contracts	(67)
Forward foreign currency exchange contracts	Foreign currency contracts	(70)
Swaps	Equity contracts	(101)
Total		$(291)

(1) Amount included in Net realized gain (loss) on investments.
(2) Amount included in Net change in unrealized appreciation (depreciation) on investments.
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the Fund for the year ended December 31, 2025.

Purchased Options(1)	$26
Written Options(1)	61
Forward Foreign Currency Exchange Purchase Contracts(2)	339
Forward Foreign Currency Exchange Sale Contracts(2)	2,282
Long Total Return Swap Contracts(2)	3,883
Short Total Return Swap Contracts(2)	5,248

(1)	Average premium amount.
(2)	Average notional amount.
D.
Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC purchased options, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.
Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2025:
At December 31, 2025, the Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$— (a)	$4
OTC swaps	318	52
Purchased options	1	—
Written options	—	148
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$319	$204
Derivatives not subject to a MNA or similar agreement	(1)	(148)
Total assets and liabilities subject to a MNA	$318	$56

(a)	Amount is less than $500 (not in thousands).

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2025.

Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Bank of America Merrill Lynch	$7	$—	$—	$—	$7
Goldman Sachs & Co.	291	(5)	—	—	286
JPMorgan Chase Bank N.A.	20	(20)	—	—	—
Total	$318	$(25)	$—	$—	$293
Counterparty	Gross Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Goldman Sachs & Co.	$5	$(5)	$—	$—	$—
JPMorgan Chase Bank N.A.	51	(20)	—	(31)	—
Total	$56	$(25)	$—	$(31)	$—

(1)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.
Investment Adviser
Virtus Investment Advisers, LLC (“Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment programs and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 1.25% of the Fund’s average daily net assets, which is calculated daily and paid monthly.
B.
Subadviser
Westchester Capital Management, LLC (“Subadviser”), is the subadviser to the Fund. The Subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser.
C.
Expense Limitation
The Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed 1.40% of the Fund’s Class I average daily net assets on an annualized basis, through April 30, 2026. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.
The exclusions include taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, short dividends and interest expenses, if any.
D.
Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending December 31:
	Expiration
	2026	2027	2028	Total

Class I	$143	$85	$120	$348
During the year ended December 31, 2025, the Adviser did not recapture any expenses.
E.
Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. For the year ended December 31, 2025, the Fund did not incur distribution fees.
F.
Administrator
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund.
For the year ended December 31, 2025, the Fund incurred administration fees totaling $23, which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
G.
Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2025, the Fund did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.
Trustee Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Trustees who receive compensation from the Fund. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at December 31, 2025.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, short-term securities and certain derivatives) during the year ended December 31, 2025, were as follows:
Purchases	Sales
$34,461	$37,367
There were no purchases or sales of long-term U.S. government and agency securities during the year ended December 31, 2025.
Note 6. 10% Shareholders
As of December 31, 2025, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholder), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:
% of Shares Outstanding	Number of Accounts*
68%	1

*	None of the accounts are affiliated.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of a Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. The Fund is unable to receive and repatriate proceeds and/or interest payments due to U.S. and Russian sanctions related to the Russia/Ukraine war.
Sanctions threatened or imposed may result in a decline in the value and liquidity of a Fund’s assets. The securities of the Fund may be deemed to have a zero value. A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that the Fund invests a significant portion of its assets in a particular emerging market, the Fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At December 31, 2025, the Fund held securities issued by various companies in specific sectors as detailed below:
Sector	Percentage of Total Investments
Communication Services	36%
Note 8. Indemnifications
Under the Fund’s organizational documents and in separate agreements between each Trustee and the Fund, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements, and it expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2025, the Fund did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
The Fund and certain other affiliated funds are parties to a $250,000 unsecured line of credit agreement dated September 18, 2017, as amended (“Credit Agreement”) with a commercial bank. During the reporting period, the Credit Agreement was renewed with $35,000 of the total line of credit of $250,000 being allocated to one other affiliated fund and $215,000 being available to the Funds and certain other affiliated funds. Unless renewed, the Credit Agreement will terminate on July 2, 2026. The Credit Agreement allows the funds to borrow cash from the bank to manage large, unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of the Fund’s total net assets in accordance with the terms of the agreement. Each fund that is a party to the Credit Agreement, is individually and not jointly, liable for its borrowings, if any. The lending bank could require repayment of outstanding borrowings upon certain circumstances such as an event of default. Interest is charged at the higher of a SOFR or the Federal Funds Rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2025, are included in the “interest expense and/or commitment fees” line on the Statement of Operations.
The Fund had no borrowings at any time during the year ended December 31, 2025.
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2025, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Including purchased options	$22,686	$1,411	$ (859)	$552
Written options	(94)	18	(72)	(54)
Short sales	(273)	367	(397)	(30)
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:
Undistributed Ordinary Income
$1,328
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended December 31, 2025 and 2024 were as follows:

	2025	2024
Ordinary Income	$1,795	$535
Long-Term Capital Gains	—	345
Total	$1,795	$880
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025
Note 12. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Mixed and Shared Funding
Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund’s Trustees do not foresee any such differences or disadvantages at this time. However, the Fund’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund, or shares of another Fund may be substituted.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of The Merger Fund VL
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Merger Fund VL (the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 23, 2026

We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

THE MERGER FUND® VL
OTHER INFORMATION
December 31, 2025
FORM N-CSR ITEM 8 - Changes in and Disagreements with Accountants
None
FORM N-CSR ITEM 9 - Proxy Disclosure
None
FORM N-CSR ITEM 10 - Remuneration Paid to Trustees
($ reported in thousands)
For the year ended December 31, 2025, the Funds incurred independent Trustee’s fees totaling $2 which are included in the Statement of Operations within the line item “Trustees fees and expenses”. No remuneration was paid to the officers or affiliated trustee.
FORM N-CSR ITEM 11 – Statement Regarding Basis for Approval of Investment Advisory Contract

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND® VL (the “FUND”)
BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of The Merger Fund® VL (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, LLC (“VIA”) and of the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, VIA and Westchester Capital Management, LLC (the “Subadviser”) with respect to the Fund. At meetings held on August 27, 2025, October 30, 2025, and November 17-18, 2025 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered the continuation of each Agreement, as further discussed below. The Agreements were approved at the November 17-18, 2025 meeting.
In connection with the approval of the Agreements, the Independent Trustees and independent legal counsel requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results, compliance reports, and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. Prior to the Meetings, the Independent Trustees met with their independent legal counsel to evaluate information provided by management. For each Agreement, the Board considered each of the relevant factors with respect to the Fund and its shareholders. The Independent Trustees also submitted written information requests to VIA and the Subadviser and considered the responses provided. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Fund by VIA and the Subadviser; (b) the performance of the Fund as compared to an appropriate peer group and an appropriate index and comparable funds/accounts; (c) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates and total expenses with those of a group of funds with similar investment strategies; (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on the Fund’s performance and expenses; (g) fees paid to VIA and the Subadviser by comparable funds/accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.

THE MERGER FUND® VL
OTHER INFORMATION (Continued)
December 31, 2025
Nature, Extent and Quality of Services
In response to the Independent Trustees’ request, the Trustees received in advance of the Meetings information provided by VIA and the Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. In considering the Advisory Agreement with VIA, the Board considered that VIA is responsible for management of the Fund’s investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining, or replacing subadvisers, subject to shareholder approval, as applicable. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadviser, including (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor a subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator, transfer agent and distributor of the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties to the Fund and other funds managed through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Fund’s prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and use of soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Fund prepared by Broadridge (the “Broadridge Report”), an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”), as selected by Broadridge, and relevant indexes. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio compositions, as well as the Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on the Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board considered, among other performance data, including the performance of comparable funds/accounts managed by the Adviser and Subadviser, if any, the information set forth below with respect to the performance of the Fund for the period ended March 31, 2025. The Board also reviewed comparisons of the Fund’s contractual and gross management fee and net total expense levels to those of its peer universe as of April 30, 2025 when considering Fund performance.
The Board noted that the Fund underperformed the median of its Performance Universe for the 5- and 10-year periods, and that the Fund’s performance was equal to the median of its Performance Universe for 1- and 3-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 5-, and 10-year periods and underperformed its benchmark for the 3-year period. The Board also noted that the Fund outperformed both the median of its Performance Universe and its benchmark for the quarter ended March 31, 2025.
The Board also considered management’s discussion about the reasons for the Fund’s performance relative to its peer group or benchmark, including the reasons discussed for any underperformance and/or actions taken to address the underperformance. The Board also considered Management’s discussion of any limitations on the comparability of the peer funds presented, if applicable.

THE MERGER FUND® VL
OTHER INFORMATION (Continued)
December 31, 2025
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s gross management fee and net total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s gross management fee to that of peer funds, the Board noted that in the materials presented such fee included both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Adviser and Subadviser provided, and the Board considered, fee information of comparable funds/accounts managed by the Adviser and Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board considered that the Fund’s gross management fee and net total expenses after waivers were above the median of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for the Fund, including any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Fund by VIA’s affiliates. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was not excessive in light of the quality of the services rendered to the Fund by VIA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that expense limitations were in place for the Fund. The Board also took into account management’s discussion of the Fund’s advisory fee and subadvisory fee structure. The Board also took into account the current size of the Fund, among other factors. The Board also noted that VIA had agreed to implement an extension of the Fund’s expense limitations through at least the end of 2026. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.
With respect to whether the Subadviser would realize economies of scale as the Fund’s assets grow, the Board noted that because the subadvisory fee rate paid by VIA to the Subadviser was a percentage of the net advisory fee, both any increase in the advisory fee due to an increase in assets and any decrease in the advisory fee due to the implementation of expense limitations would affect the subadvisory fees paid to the Subadviser. As a result, the Board concluded that the Subadviser would share in any economies of scale realized by VIA.
Other Factors
The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadviser, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fees to be earned under the applicable Agreements.
The Board considered that there may be certain indirect or ancillary benefits which may accrue to VIA, the Subadviser and their affiliates, including (but not limited to): (a) the ability to leverage relationships with service providers to obtain more favorable terms or rates, (b) reputational benefits, (c) the receipt of research products and services acquired through commissions paid on portfolio transactions, and (d) the potential to attract other business.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, including any proposed amendments, was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to the Fund.

THE MERGER FUND® VL
TAX INFORMATION NOTICE (Unaudited)
December 31, 2025
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2025, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)
3.19%	3.28%

THIS PAGE INTENTIONALLY BLANK.

THE MERGER FUND® VL
One Financial Plaza
Hartford, CT 06103-2608
Trustees
Connie D. McDaniel, Chair
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services
1-800-367-5877
Website
Virtus.com

P.O. Box 534470
Pittsburgh, PA 15253-4470

For more information about The Merger Fund® VL,
please contact us at 1-800-367-5877, or visit Virtus.com.
8464 02-26

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Please refer to the Other Information Section in Item 7(a).

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Please refer to the Other Information Section in Item 7(a).

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Please refer to the Other Information Section in Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Please refer to the Other Information Section in Item 7(a).

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Disclosure not required for open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Disclosure not required for open-end management investment companies.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        The Merger Fund® VL

By (Signature and Title)* /s/ George R. Aylward George R. Aylward, President (principal executive officer)

Date 03/04/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward George R. Aylward, President (principal executive officer)

Date 03/04/2026

By (Signature and Title)* /s/ W. Patrick Bradley W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date 03/03/2026

* Print the name and title of each signing officer under his or her signature.